ANDINA ACQUISITION CORPORATION
NASDAQ: ANDA; ANDAW; ANDAU






Transaction Overview	
	Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows (collectively, "Tecnoglass") to go public via transaction with Andina Acquisition Corporation Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows are industry leaders operating under common management for over 20 years Current owners of Tecnoglass will retain majority ownership and operational control Proceeds devoted exclusively to funding growth; no selling shareholders

Tecnoglass is a vertically-integrated manufacturer of architectural and industrial glass and windows, and associated aluminum products. Tecnoglass is the #1 glass transformation company in Colombia, and has a 40% share of Colombia's glass and aluminum structures market.

Headquartered in Barranquilla, Colombia, Tecnoglass operates out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex (*photos right & below*) that provides easy access to the Americas, the Caribbean, and the Pacific.



Tecnoglass sells to more than 300 customers in North, Central and South America, and exports approximately 43% of its production to foreign countries, with the United States accounting for approximately 30% of Tecnoglass' revenues in 2012.

Glass Magazine ranked Tecnoglass as the second-largest glass fabricator serving the U.S. market in 2012.

Tecnoglass's tailored, high-end products are found on some of the world's most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston).





Record of Success; Robust Growth Projected

- Consistent revenue and adjusted EBITDA growth: CAGR 2010-2014E of 23% and 34%, respectively, despite challenging economic environment


Consolidated Revenue
(USD mm)
23% CAGR
$104
$44
$60
$114
$50
$64
$158
$75
$84
$180
$88
$93
$200
$93
$107
$234
$107
$127
2010A(1)
2011A
2012A
LTM 6/30/13(1)
2013E
2014E
Tecnoglass
Energia Solar


Consolidated Adj. EBITDA
(USD mm)
34% CAGR
$11
$4
$7
$13
$5
$9
$22
$8
$14
$27
$13
$14
$29
$10
$18
$36
$13
$23
2010A(1)
2011A
2012A
LTM 6/30/13(1)
2013E
2014E
Tecnoglass
Energia Solar

(1) Unaudited

Devin Sullivan Senior Vice President (212) 836 - 9608 dsullivan@equityny.com Thomas Mei Associate (212) 836 - 9614 tmei@equityny.com

Andina Acquisition Corporation was incorporated in the Cayman Islands on September 21 , 2011 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities . Andina’s initial public offering was declared effective March 16 , 2012 and was consummated on March 22 , 2012 . Andina received net proceeds of $ 38 . 3 million through the sale of 4 . 0 million units, each consisting of one ordinary share and one warrant and certain private placements that were consummated simultaneously with the initial public offering . As of May 31 , 2013 , Andina held $ 42 . 74 million in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination . Andina and its directors and executive officers, as well as EarlyBirdCapital , Inc . and Morgan Joseph TriArtisan LLP, who are acting as investment bankers for Andina , may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of Andina shareholders to be held to approve the business combination . Shareholders are advised to read, when available, Andina’s preliminary proxy statement and definitive proxy statement in connection with the solicitation of proxies for the extraordinary general meeting because these statements will contain important information . Such persons can also read Andina’s final prospectus, dated March 16 , 2012 , and Andina’s annual report on Form 10 - K for the fiscal year ended February 28 , 2013 for a description of the security holdings of the Andina officers and directors and of EBC and MJTA and their respective interests in the successful consummation of the business combination . The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the business combination . Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to The Equity Group Inc . , 800 Third Avenue, 36 th Floor, New York, NY 10022 . The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site ( http : //www . sec . gov ) . Additional information regarding Andina Acquisition Corporation may be found at www . andinaacquisition . com . The information in Andina’s website is not, and shall not be deemed to be, a part of this notice or incorporated in filings Andina makes with the Securities and Exchange Commission . This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on Andina’s and Tecnoglass’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass ’ business . These risks, uncertainties and contingencies include : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the “Merger Agreement”), (2) the outcome of any legal proceedings against Andina , Tecnoglass , ES ; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Andina or other conditions to closing in the Merger Agreement ; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement ; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein ; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees ; (7) costs related to the proposed business combination ; (8) changes in applicable laws or regulations ; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors ; and (10) other risks and uncertainties indicated from time to time in Andina’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Further, investors should keep in mind that certain of Tecnoglass ’ financial results are unaudited and do not conform to SEC Regulation S - X and as a result such information may fluctuate materially depending on many factors . Accordingly, Tecnoglass’ financial results in any particular period may not be indicative of future results . Furthermore, it includes EBITDA (earnings before interest, taxes depreciation and amortization) which is a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . Accordingly, such information may be materially different when presented in Andina’s filings with the Securities and Exchange Commission . Andina and Tecnoglass believe that the presentation of this non - GAAP financial measure provides information that is useful to investors as it indicates more clearly the ability of Tecnoglass to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due . EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one - time non - recurring items and exclusions . Neither Andina nor Tecnoglass is under any obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise . ABOUT ANDINA ACQUISITION CORPORATION